PUTNAM
                                                     INVESTMENT
                                                     GRADE
                                                     MUNICIPAL
                                                     TRUST III


                               [GRAPHIC OMITTED:
                                   art work]


ANNUAL REPORT
October 31, 1995


                                    [LOGO:
                           BOSTON - LONDON - TOKYO]

FUND HIGHLIGHTS

   o "ONE INVESTOR'S WORRY IS ANOTHER'S OPPORTUNITY. THAT'S THE MORAL OF THE STORY OF THE MUNICIPAL BOND MARKET NOW, WHERE FEARS OF A FLAT TAX HAVE MADE MUNIS EXTREMELY ATTRACTIVE."
                                           -- "FEAR MAKES MUNIS CHEAP," FORTUNE,
                                                               SEPTEMBER 4, 1995

     CONTENTS

   4 Report from Putnam Management

   8 Fund performance summary

  11 Portfolio holdings

  15 Financial statements

FROM THE CHAIRMAN

                                                      [GRAPHIC OMITTED:
                                                          Photo of
                                                        George Putnam]
                                                      (C) Karsh, Ottawa

Dear Shareholder:

The period encompassing Putnam Investment Grade Municipal Trust III's fiscal year began near the end of one of the most severe bond market downturns on record and ended in the midst of one of the market's strongest rallies.

The benefits of the market's upturn during the 12 months ended October 31, 1995, were dampened somewhat for tax-exempt bond investors. Talk of a flat tax ignited concern that the tax advantage long enjoyed by municipal securities would be lost. As is so often the case, however, the market overreacted, and by fiscal year's end it had recognized that fact.

Fund Manager Michael Bouscaren believes that prospects of a flat tax being enacted any time soon are slim.

Furthermore, the Federal Reserve Board's success in slowing the pace of the economy has contributed to a favorable environment for bonds. Michael believes low inflation and relatively stable bond yields point to a continuation of these positive conditions through the near term.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    December 20, 1995

REPORT FROM THE FUND MANAGER
MICHAEL F. BOUSCAREN

   The complexion of the municipal-bond market has certainly changed from the difficult times we reported a year ago at the end of fiscal 1994. The bond market rally has been surprisingly strong, particularly when you take into account the psychological and conditions that existed just one year ago. Shareholders of Putnam Investment Grade Municipal Trust III have benefited from the rally and from Putnam's ability to seize market opportunities.

   For the fiscal year ended October 31, 1995, the fund's common shares provided a total return of 14.70% at net asset value (NAV) or (25.77% at market price). This can certainly be considered a dramatic turnaround in comparison with the fund's -6.75% total return at NAV (-28.60% at market price) from the fund's inception on November 29, 1993, to the close of the last fiscal year on October 31, 1994.

o  FLAT-TAX CONCERNS CREATE OPPORTUNITIES

   After an eye-popping rally in the first quarter of calendar 1995, municipal-bond performance began to diverge sharply from the performance of other fixed-income securities. Investors' fears of the effects of the flat-tax proposal being considered by Congress jarred the municipal-bond market out of its dramatic recovery. A flat tax in its purest form would deprive municipal bonds of their advantage as tax-exempt investments.

   In our opinion, the market reacted to the perceived effects of the flat-tax rhetoric and not to hard facts. By May, investors were starting to look beyond the flat tax to the likelihood of a more broad-based income tax revision in the distant future. In fact, we believe the short-term downturn in the market was not grounded in reality and it actually created more possibilities than it quashed.

   We believe, moving into the presidential election of 1996, the flat-tax proposals cannot garner enough popular appeal to become a crucial issue in the election.

   Flat-tax rhetoric may continue to hinder the market's progress over the near term. Looking further ahead, however, we believe investors will recognize the relative value of municipal bonds, especially as alternative investments become regarded as overvalued and if the economic environment remains favorable for bonds.

o  STRUCTURED FOR THE FUTURE

   During the first half of your fund's fiscal year, long-term municipal bonds underperformed taxable U.S. Treasury bonds with similar maturities. However, in July, municipal-bond yields as a percentage of comparable U.S. Treasury bond yields held fairly steady. Municipal bonds outperformed Treasuries mainly because of an easing in flat-tax concerns. Nevertheless, we are maintaining a cautious view.

   As a precautionary step, we have restructured the fund slightly to help reduce interest rate volatility, should municipal bonds continue to underperform U.S. Treasuries. In doing so, we have adjusted your fund's portfolio to lock in gains from the upturn in the market. We have done this by incrementally shortening the portfolio's duration. Duration is a measure of a bond price's sensitivity to interest rates.

o  SHREWD SECTOR SELECTION: AIR TRANSPORT SOARS

   Many of the sectors that suffered most during the poor market conditions of 1994 recovered dramatically during calendar 1995.

[GRAPHIC OMITTED: pie chart "CREDIT QUALITY OVERVIEW" showing:
 Baa/BBB 21.4%; A 7.7%; AA 11.9%; AAA 59.0%; with a caption of:
 As a percentage of market value as of 10/31/95. A bond rated BBB or higher is considered investment grade. All ratings reflect Standard & Poor's(R) descriptions, unless noted otherwise. Holdings will vary over time.]

   Through Putnam's intensive credit research, your fund was able to benefit from a sharp rebound in the airline and airport sectors. Contrary to popular opinion at the time, our analysis indicated that by late 1994, years of cost cutting and industry consolidation had sown the seeds for improved stability and healthier financial conditions among airline companies. Consequently, despite a less-than-favorable market perception of the sector, we selectively added to the fund's holdings of municipal bonds issued on behalf of airlines.

   The strategy proved worthwhile. As investors recognized the improving fundamentals of the airline business, demand for these high-yielding, relatively liquid issues soared. Prices on airline-backed bonds have appreciated dramatically since the beginning of calendar 1995, producing double-digit returns for the fund.

   The generous income and favorable call protection offered by the bonds of Denver International Airport explain why it remains a core holding of your fund. After the facility opened last February, these bonds continued their price appreciation. As an added bonus, Denver International Airport bonds were recently upgraded by Standard & Poor's, a nationally recognized rating agency.

   We also expect to make gradual shifts in emphasis to bonds in states that show more robust economic activity. We are looking for opportunities to increase exposure to general obligation bonds in California, where the economy is recovering faster than nearly anywhere else, as well as in Texas and Florida.

o  OUTLOOK FOR MUNICIPALS CONSTRUCTIVE

   Moderate but stable economic growth and relatively low inflation bode well for fixed-income investing. Careful bond selection and credit analysis will remain of supreme importance in providing shareholders with attractive tax-free income and favorable total returns.

   The views expressed throughout this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/95, there is no guarantee the fund will continue to hold these securities in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing
 Utilities/Water & Sewage       45.3%
 Hospitals/Health Care          19.3%
 Airline Transportation         11.0%
 Education                       9.5%
 Resource Recovery Solid Waste   3.7%
Footnote reads:
 *Based on net assets as of 10/31/95. Holdings may vary in the future.]

PERFORMANCE SUMMARY

PERFORMANCE SHOULD ALWAYS BE CONSIDERED IN LIGHT OF A FUND'S INVESTMENT STRATEGY. PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III IS DESIGNED FOR INVESTORS SEEKING HIGH CURRENT INCOME FREE FROM FEDERAL INCOME TAX, CONSISTENT WITH PRESERVATION OF CAPITAL.

This section provides, at a glance, information about the performance of your fund's common shares. Total return shows how the value of the fund's shares changed over time, assuming you held the shares throughout the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

TOTAL RETURN FOR PERIODS ENDED 10/31/95
                                          NAV                      MARKET PRICE
--------------------------------------------------------------------------------
1 year                                  14.70%                            25.77%
--------------------------------------------------------------------------------
Life of fund
(since 11/29/93)                         6.95                            -10.21
Annual average                           3.56                             -5.45
--------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/95
                                 LEHMAN BROS.
                                    MUNICIPAL                          CONSUMER
                                   BOND INDEX                       PRICE INDEX
--------------------------------------------------------------------------------
1 year                                  14.84%                             2.81%
--------------------------------------------------------------------------------
Life of fund
(since 11/29/93)                        10.81                              5.42
Annual average                           5.49                              2.79
--------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/95
(most recent calendar quarter)
                                          NAV                      MARKET PRICE
--------------------------------------------------------------------------------
1 year                                  10.20%                            18.70%
--------------------------------------------------------------------------------
Life of fund
(since 11/29/93)                         5.23                            -11.65
Annual average                           2.81                             -6.51
--------------------------------------------------------------------------------

Performance data represent past results for common shares, do not reflect future performance. Investment returns, net asset value and market price will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTIONS, PERIOD ENDED 10/31/95

--------------------------------------------------------------------------------
Distributions (number)                                                       12
--------------------------------------------------------------------------------
(Common shares)
Income                                                                  $0.8004
--------------------------------------------------------------------------------
Capital gains(1)                                                             --
--------------------------------------------------------------------------------
TOTAL                                                                   $0.8004
--------------------------------------------------------------------------------
(Preferred shares)                                        Series A (200 shares)
--------------------------------------------------------------------------------
Income                                                                $1,811.02
--------------------------------------------------------------------------------
Capital gains(1)                                                             --
--------------------------------------------------------------------------------
Total                                                                 $1,811.02
--------------------------------------------------------------------------------

SHARE VALUE:                            NAV                        MARKET PRICE
--------------------------------------------------------------------------------
(Common shares)
--------------------------------------------------------------------------------
10/31/94                             $12.36                             $10.125
--------------------------------------------------------------------------------
10/31/95                              13.22                              11.875
--------------------------------------------------------------------------------

CURRENT RETURN:
--------------------------------------------------------------------------------
End of period
Current dividend rate(2)               6.05%                               6.74%
--------------------------------------------------------------------------------
Taxable equivalent(3)                 10.02                               11.16
--------------------------------------------------------------------------------

(1)Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes. (2)Income portion of most recent distribution, annualized and divided by NAV or market price at end of period. (3)Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends on the remarketed preferred shares, divided by the number of outstanding common shares.

MARKET PRICE is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal-bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended October 31, 1995


To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust III

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust III, including the portfolio of investments owned, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period November 29, 1993 (commencement of operations) to October 31, 1994, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust III as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period November 29, 1993 (commencement of operations) to October 31, 1994, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
December 13, 1995

PORTFOLIO OF INVESTMENTS OWNED
October 31, 1995

KEY TO ABBREVIATIONS
COP        --  Certificate of Participation
IFB        --  Inverse Floating Rate Bonds
G.O. Bonds --  General Obligation Bonds
VRDN       --  Variable Rate Demand Notes
AMBAC      --  American Indemnity Corporation
FGIC       --  Federal Guaranty Insurance Corporation
FSA        --  Financial Security Assurance
MBIA       --  Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (108.1%)*
PRINCIPAL AMOUNT                                                 RATINGS**            VALUE

ARKANSAS (3.3%)
-------------------------------------------------------------------------------------------
$2,000,000   Pope Cnty., Poll. Control Rev. Bonds
             (Arkansas Pwr. & Lt. Co. Project), 11s, 12/1/15         Baa        $ 2,048,440

CALIFORNIA (11.4%)
-------------------------------------------------------------------------------------------
 2,500,000   Beverly Hills Pub. Fing. Auth. Lease Rev. Bonds
             Ser. A, MBIA, 5.65s, 6/1/15                             AAA          2,493,750
 2,140,000   CA State G.O. Bonds
             5.1s, 10/1/08                                             A          2,105,225
 1,250,000   CA State U. IFB, AMBAC, 9.575s, 11/1/21
             (acquired 9/2/94, cost $1,339,094)++                    AAA          1,525,000
 1,000,000   San Diego Cnty., Wtr. Auth. IF, COP
             FGIC, 7.281s, 4/23/08                                   AAA          1,066,250
                                                                                -----------
                                                                                  7,190,225

COLORADO (10.1%)
-------------------------------------------------------------------------------------------
             Denver, City & Cnty. Arpt. Rev. Bonds
 3,000,000   Ser. A, 8 3/4s, 11/15/23                                Baa          3,498,750
 1,500,000   Ser. A, 8 1/2s, 11/15/23                                Baa          1,700,625
 1,000,000   Ser. D, 7 3/4s, 11/15/13                                Baa          1,180,000
                                                                                -----------
                                                                                  6,379,375

CONNECTICUT (3.3%)
-------------------------------------------------------------------------------------------
 2,000,000   CT State Hlth. & Edl. Facs. Auth. IFB
             (Yale U.), 7.742s, 6/10/30                              AAA          2,047,500

ILLINOIS (3.5%)
-------------------------------------------------------------------------------------------
 1,895,000   IL Hlth. Facs. Auth. Rev. Bonds
             (Glenoaks Med. Ctr.), Ser. D, 9 1/2s, 11/15/15          Baa          2,207,675

INDIANA (3.5%)
-------------------------------------------------------------------------------------------
 2,000,000   Marion Cnty. Ind. Convention & Rectl. Facs. Auth. Rev.
             Bonds (Excise Tax Rev. Lease Rental),
             Ser. A, AMBAC, 7s, 6/1/21                               AAA          2,192,500

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                 RATINGS**            VALUE

KANSAS (4.2%)
-------------------------------------------------------------------------------------------
$2,400,000   Burlington Poll. Control Rev. Bonds
             (Kansas Gas & Electric Co. Project), MBIA, 7s, 6/1/31   AAA        $ 2,682,000

LOUISIANA (4.8%)
-------------------------------------------------------------------------------------------
 3,000,000   LA State Recvy. Dist. Sales Tax VRDN,
             FGIC, 3.9s, 7/1/97                                    VMIG1          3,000,000

MASSACHUSETTS (11.2%)
-------------------------------------------------------------------------------------------
 2,500,000   MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
             AMBAC, 6.55s, 6/23/22                                   AAA          2,665,625
   830,000   MA State Port Auth. Rev. Bonds
             13s, 7/1/13                                             AAA          1,384,025
 3,000,000   MA State VRDN
             Ser. B, 3.7s, 12/1/97 (National Westminster LOC)      VMIG1          3,000,000
                                                                                -----------
                                                                                  7,049,650

MICHIGAN (7.7%)
-------------------------------------------------------------------------------------------
 2,250,000   Greater Detroit Resource Recvy. Auth. Rev. Bonds
             Ser. G, 9 1/4s, 12/13/08                                BBB          2,326,545
 2,400,000   MI State Stragetic Fund Ltd. Obligation Rev. Bonds
             (Detroit Edison Co. Coll- AA), MBIA, 6.4s, 9/1/25       AAA          2,520,000
                                                                                -----------
                                                                                  4,846,545

MINNESOTA (6.6%)
-------------------------------------------------------------------------------------------
   925,000   SCA Multi-Fam. Mtg. Rev. Bonds
             (Nicollet Ridge Project), Ser. A-9, FSA, 7.1s, 1/1/30   AAA          1,007,094
 1,000,000   St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
             (Healtheast Project), Ser. B, 9 3/4s, 11/1/17           Baa          1,083,750
 2,000,000   Western MN Muni. Pwr. Agcy. Supply Rev. Bonds
             Ser. A, 7s, 1/1/13                                        A          2,092,500
                                                                                -----------
                                                                                  4,183,344

NEW YORK (4.1%)
-------------------------------------------------------------------------------------------
 1,500,000   NY City, Muni. Wtr. Fin. Auth. VRDN,
             Ser. G, FGIC, 3.9s, 6/15/24                           VMIG1          1,500,000
 1,000,000   NY State Energy Research. & Dev. Auth. Elec.
             Facs. Rev. Bonds (Cons. Edison Co. Project),
             Ser. A, 7 3/4s, 1/1/24                                    A          1,078,750
                                                                                -----------
                                                                                  2,578,750

NORTH CAROLINA (3.9%)
-------------------------------------------------------------------------------------------
 2,235,000   NC Edl. Facs. Fin. Agcy. Rev. Bonds
             (Duke U. Project), Ser. C, 6 3/4s, 10/1/21               AA          2,438,944

OHIO (3.9%)
-------------------------------------------------------------------------------------------
 2,500,000   Ohio Muni Elec. Generation Agcy. COP,
             AMBAC, 5 3/8s, 2/15/13                                  AAA          2,462,500

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                 RATINGS**            VALUE

OKLAHOMA (3.4%)
-------------------------------------------------------------------------------------------
             Grand River Dam Oklahoma Auth. Rev. Bonds
$  515,000   AMBAC, 6 1/4s, 6/1/11                                   AAA        $   568,431
   500,000   AMBAC, 5 1/2s, 6/1/13                                   AAA            505,000
 1,000,000   Muskogee Indl. Tr. Poll. Control Rev. Bonds
             (Oklahoma Gas & Electric Co. Proj.), Ser. A,
             7s, 3/1/17                                               AA          1,043,750
                                                                                -----------
                                                                                  2,117,181

PUERTO RICO (0.8%)
-------------------------------------------------------------------------------------------
   500,000   Puerto Rico Elec. Pwr. Auth. IFB,
             FSA, 7.988s, 7/1/23                                     AAA            515,625

TENNESSEE (4.4%)
-------------------------------------------------------------------------------------------
 2,700,000   Metro. Gov't Nashville & Davidson Cnty., Tenn. Wtr. &
             Swr. IFB, AMBAC, 8.054s, 1/1/22                         AAA          2,794,500

TEXAS (16.9%)
-------------------------------------------------------------------------------------------
   500,000   Alliance Arpt. Auth. Special. Fac. Rev. Bonds
             (American Airlines, Inc. Project), 7 1/2s, 12/1/29      Baa            529,375
 2,400,000   Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
             (St. Luke's Lutheran Hosp. Project), 7.9s, 5/1/18       AAA          2,865,000
 2,430,000   Dallas Waterwks., & Swr. Rev. Bonds
             4 1/2s, 4/1/15                                           AA          2,114,100
 2,500,000   North Cent. TX Hlth. Fac. Dev. Corp. Rev. Bonds
             (Presbyterian Hlth. Sys.), MBIA, 6.685s, 6/22/21        AAA          2,606,250
 2,750,000   San Antonio Elec. & Gas. Rev. Bonds
             5s, 2/1/17                                               AA          2,512,812
                                                                                -----------
                                                                                 10,627,537

WASHINGTON (1.1%)
-------------------------------------------------------------------------------------------
   700,000   WA State Hlth. Care Facs. Auth. VRDN
             (Sisters Providence), Ser. B, 3.9s, 10/1/05           VMIG1            700,000
-------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $66,757,341)***                            $68,062,291
-------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $62,984,743.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1995 for the securities listed.
    Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

 ++ Restricted as to public resale. At the date of acquisition this security was valued at cost. There were no outstanding unrestricted securities of the same class as those held. Total market value of the restricted security owned at October 31, 1995 was $1,525,000 or 2.4 % of net assets.

*** The aggregate identified cost for federal income tax purposes is $66,828,605, resulting in gross unrealized appreciation and depreciation of $1,551,798 and $318,112, respectively, or net unrealized appreciation of $1,233,686.

    The rates shown on IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at October 31, 1995, which are subject to change based on the terms of the security.

    The fund had the following insurance concentrations greater than 10% at October 31, 1995 (as a percentage of net assets):

    AMBAC                        17.8%
    MBIA                         16.4

    The fund had the following industry group concentrations greater than 10% at October 31, 1995 (as a percentage of net assets):

    Utilities/Water & Sewerage   45.3%
    Hospitals/Health Care        19.3
    Airline Transportation       11.0

    The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $66,757,341) (Note 1)                              $68,062,291
-------------------------------------------------------------------------------
Cash                                                                    968,247
-------------------------------------------------------------------------------
Interest and other receivables                                        1,363,605
-------------------------------------------------------------------------------
Receivable for securities sold                                           55,000
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                               16,294
-------------------------------------------------------------------------------
TOTAL ASSETS                                                         70,465,437

LIABILITIES
-------------------------------------------------------------------------------
Distributions payable to shareholders                                   267,266
-------------------------------------------------------------------------------
Payable for securities purchased                                      7,113,497
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 4)                             89,322
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 4)                               164
-------------------------------------------------------------------------------
Payable for administrative services (Note 4)                              2,862
-------------------------------------------------------------------------------
Other accrued expenses                                                    7,583
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     7,480,694
-------------------------------------------------------------------------------
NET ASSETS                                                          $62,984,743

REPRESENTED BY
-------------------------------------------------------------------------------
Series A remarketed preferred shares, without par value; 200 shares authorized (200 shares issued at $50,000
per share liquidation preference) (Note 3)                          $10,000,000
-------------------------------------------------------------------------------
Common shares, without par value; unlimited shares authorized;
4,007,092 shares outstanding                                         55,817,217
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                            535,310
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)    (4,672,734)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                            1,304,950
-------------------------------------------------------------------------------
NET ASSETS                                                          $62,984,743

COMPUTATION OF NET ASSET VALUE
-------------------------------------------------------------------------------
Remarketed preferred shares at liquidation preference               $10,000,000
-------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares           12,493
-------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares
at liquidation preference                                            10,012,493
-------------------------------------------------------------------------------
Net assets available to common shares:
Net asset value per share $13.22
($52,972,250 divided by 4,007,092 shares)                            52,972,250
-------------------------------------------------------------------------------
NET ASSETS                                                          $62,984,743
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

TAX EXEMPT INTEREST INCOME                                           $4,171,417
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 4)                                        428,403
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 4)                           70,589
-------------------------------------------------------------------------------
Compensation of Trustees (Note 4)                                         6,279
-------------------------------------------------------------------------------
Reports to shareholders                                                  26,567
-------------------------------------------------------------------------------
Auditing                                                                 41,335
-------------------------------------------------------------------------------
Legal                                                                    11,393
-------------------------------------------------------------------------------
Postage                                                                   8,490
-------------------------------------------------------------------------------
Administrative services (Note 4)                                          5,781
-------------------------------------------------------------------------------
Exchange listing fees                                                     2,860
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                            5,011
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                   19,300
-------------------------------------------------------------------------------
Other                                                                     2,890
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                          628,898
-------------------------------------------------------------------------------
Expense reduction (Note 4)                                              (63,501)
-------------------------------------------------------------------------------
NET EXPENSES                                                            565,397
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 3,606,020
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 5)                     (1,581,343)
-------------------------------------------------------------------------------
Net realized loss on future contracts (Notes 1 and 5)                  (685,453)
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 5)                   (399,817)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year            6,087,229
-------------------------------------------------------------------------------
Net gain on investment transactions                                   3,420,616
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,026,636
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                                          NOVEMBER 29, 1993
                                                                           (COMMENCEMENT OF
                                                                             OPERATIONS) TO
                                                  YEAR ENDED OCTOBER 31          OCTOBER 31
                                                                   1995                1994
-------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------
Net investment income                                       $ 3,606,020         $ 3,376,600
-------------------------------------------------------------------------------------------
Net realized loss on investment transactions                 (2,666,613)         (1,993,992)
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                6,087,229          (4,782,279)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                               7,026,636          (3,399,671)
-------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from:
  Net investment income                                        (362,203)           (226,598)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS APPLICABLE TO COMMON
SHAREHOLDERS (EXCLUDES CUMULATIVE
UNDECLARED DIVIDENDS ON REMARKETED
PREFERRED SHARES OF $12,493 AND $0, RESPECTIVELY)             6,664,433          (3,626,269)
-------------------------------------------------------------------------------------------
Distributions to common shareholders from:
  Net investment income                                      (3,197,815)         (2,672,823)
-------------------------------------------------------------------------------------------
Issuance of remarketed preferred shares (Note 3)                     --          10,000,000
-------------------------------------------------------------------------------------------
Issuance of common shares (Note 2)                                   --          56,081,824
-------------------------------------------------------------------------------------------
Underwriting commissions and offering costs on
remarketed preferred shares (Note 3)                                 --            (364,607)
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                  3,466,618          59,418,125

NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                                          59,518,125             100,000
-------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment
income of $535,310 and $477,179, respectively)              $62,984,743         $59,518,125
-------------------------------------------------------------------------------------------
NUMBER OF FUND SHARES
-------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period
(Note 2)                                                      4,007,092               7,092
-------------------------------------------------------------------------------------------
Common shares issued in public offering (Note 2)                     --           4,000,000
-------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING AT END OF PERIOD                    4,007,092           4,007,092
-------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
of period                                                           200                  --
-------------------------------------------------------------------------------------------
Remarketed preferred shares issued in public offering
(Note 3)                                                             --                 200
-------------------------------------------------------------------------------------------
REMARKETED PREFERRED SHARES OUTSTANDING AT END OF PERIOD            200                 200
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                            FOR THE PERIOD
                                                                  NOVEMBER
                                                                  29, 1993
                                                             (COMMENCEMENT
                                                YEAR ENDED  OF OPERATIONS)
                                                OCTOBER 31   TO OCTOBER 31
                                                      1995            1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
(common shares)                                     $12.36          $14.02*
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
--------------------------------------------------------------------------------
Net investment income                                  .90             .85(a)
Net realized and unrealized gain (loss) on
investments                                            .85           (1.69)
TOTAL FROM INVESTMENT OPERATIONS                      1.75            (.84)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
Net investment income
  To preferred shareholders                           (.09)           (.06)**
  To common shareholders                              (.80)           (.67)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                   (.89)           (.73)
--------------------------------------------------------------------------------
Preferred share offering costs                          --            (.09)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD (common shares)      $13.22          $12.36
--------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD (common shares)        $11.875         $10.125
--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT MARKET VALUE
(common shares) (%)(b)                               25.77          (28.60)(d)
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)           $62,985         $59,518
--------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(c)(e)     1.23             .85(a)(d)
--------------------------------------------------------------------------------
Ratio of net investment income to average
net assets (%)(c)                                     6.30            5.89(a)(d)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                         165.21          148.90(d)
--------------------------------------------------------------------------------

  * Represents initial net asset value of $14.10 less offering expenses of $0.08. $0.02 of these expenses are due to a revision of offering expenses on 8/31/94.

 ** Preferred shares were issued on February 10, 1994 (Note 3).

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period reflect a reduction of $0.02 per share.

(b) Total investment return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Not annualized.

(e) The ratio of expenses to average net assets for the year ended October 31, 1995 includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. See Note 4.

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair market value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B DETERMINATION OF NET ASSET VALUE Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses, unpaid dividends on remarketed preferred shares and cumulative undeclared dividends on remarketed preferred shares) and the liquidation value of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E FEDERAL INCOME TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At October 31, 1995 the fund had a capital loss carryover of approximately $3,775,000 which may be available to offset realized gains, if any. The amount of the carryover and the expiration dates are:

LOSS CARRYOVER             EXPIRATION
-------------------------------------
$1,994,000                 10/31/2002
$1,781,000                 10/31/2003
-------------------------------------

F DISTRIBUTIONS TO SHAREHOLDERS Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1995 was 3.80%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized and unrealized losses on certain futures contracts and market discount. Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended October 31, 1995, the fund reclassified $12,129 to increase undistributed net investment income and $12,129 to increase accumulated net realized loss on investments. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G AMORTIZATION OF BOND PREMIUM AND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds and original issue discount bonds is accreted according to the effective yield method.

H UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses are being amortized on a straight-line basis over a five-year period.

NOTE 2
INITIAL CAPITALIZATION AND OFFERING OF SHARES

The fund was established as a Massachusetts business trust under the laws of Massachusetts on September 23, 1993.

During the period September 23, 1993 to November 26, 1993, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $100,000, and the issuance of 7,092 shares to Putnam Mutual Funds Corp. on November 12, 1993.

On November 29, 1993, the fund completed the initial offering of 4,000,000 of its shares for which it received net proceeds of $56,400,000 before deducting $318,176 of initial offering expenses (such offering expenses and the fund's organizational expenditures were paid initially by Putnam Management, and the fund has reimbursed Putnam Management for such costs). Regular investment operations commenced on November 29, 1993.

NOTE 3
REMARKETED PREFERRED SHARES

On February 10, 1994, the fund issued 200 shares of Series A remarketed preferred shares. Proceeds to the fund, before deducting underwriting expenses of $150,000 and offering expenses of $214,607, amounted to $10,000,000. These expenses were charged against net assets of the fund available to common shareholders. The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under the terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1995, there were no such restrictions on the fund.

NOTE 4
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management, for management investment advisory and administrative services is paid quarterly based on the average weekly net assets of the fund. Such fee is based on the following annual rates; 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any excess over $1.5 billion of such average net asset value.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for the period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by an agreed upon formula. See "Administrative Services Contract."

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $520 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended October 31, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1995, fund expenses were reduced by $63,501 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

NOTE 5
PURCHASES AND SALES OF SECURITIES

During the year ended October 31, 1995, purchases and sales of investment securities other than short-term investments aggregated $91,530,603 and $94,846,598, respectively. Purchases and sales of short-term municipal obligations aggregated $68,200,000 and $65,000,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                             CONTRACT     PREMIUMS
                              AMOUNTS     RECEIVED
---------------------------------------------------
Contracts out-
standing at the
beginning of year         $        --    $      --
---------------------------------------------------
Options opened             50,100,030      917,472
---------------------------------------------------
Options expired                    --           --
---------------------------------------------------
Options closed            (50,100,030)    (917,472)
---------------------------------------------------
Written options
outstanding at the
end of the year           $        --    $      --
---------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes. The Form 1099 you receive in January 1996 will show the tax status of all distributions paid to your account in calendar 1995.

SELECTED QUARTERLY DATA
(Unaudited)

                      Available to common shareholders

                                                      NET REALIZED
                                                      AND UNREALIZED   NET INCREASE (DECREASE)
              INVESTMENT         NET INVESTMENT       GAIN (LOSS) ON   IN NET ASSETS
              INCOME             INCOME               INVESTMENTS      FROM OPERATIONS

QUARTER                  PER                 PER                   PER                    PER
ENDED      TOTAL       SHARE*  TOTAL       SHARE*  TOTAL         SHARE*  TOTAL          SHARE*
-----------------------------------------------------------------------------------------------
10/31/95   $  956,387   $.24   $  727,927   $.18   $   970,760    $.24   $ 1,698,687     $.42
7/31/95     1,116,982    .28      878,078    .22       245,134     .06     1,123,212      .28
4/30/95     1,030,234    .25      780,180    .20     1,379,201     .34     2,159,381      .54
1/31/95     1,067,814    .27      845,139    .21       825,521     .21     1,670,660      .42
10/31/94    1,104,044    .28      851,511    .21    (2,907,540)   (.72)   (2,056,029)    (.51)
7/31/94     1,102,391    .27      871,255    .22       534,393     .13     1,405,648      .35
4/30/94+    1,032,439    .26      853,691    .22    (5,869,325)  (1.47)   (5,015,634)   (1.25)
1/31/94**     594,620    .15      573,545    .14     1,466,201     .37     2,039,746      .51

 * Per common share.

** Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period November 29, 1993 (commencement of operations) to
   January 31, 1994 reflect a reduction of $.02 per share.

 + Preferred shares were issued on February 10, 1994.

RESULTS OF OCTOBER 5, 1995 SHAREHOLDER MEETING (UNAUDITED)

An annual meeting of shareholders of the fund was held on October 5, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                VOTES FOR              VOTES WITHHELD
--------------------------------------------------------------------------------
Jameson Adkins Baxter           3,794,302                  37,028
Hans H. Estin                   3,795,215                  36,115
Elizabeth T. Kennan             3,792,386                  38,944
Lawrence J. Lasser              3,795,152                  36,178
Donald S. Perkins               3,795,026                  36,304
William F. Pounds               3,793,549                  37,781
George Putnam                   3,795,026                  36,304
George Putnam, III              3,793,736                  37,594
E. Shapiro                      3,793,298                  38,032
A.J.C. Smith                    3,796,365                  34,965
W. Nicholas Thorndike           3,796,765                  34,565
--------------------------------------------------------------------------------

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 3,764,739 votes for, and 7,113 votes against, with 59,479 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number.

FUND INFORMATION

INVESTMENT MANAGER                          OFFICERS
Putnam Investment                           George Putnam
Management, Inc.                            President
One Post Office Square
Boston, MA 02109                            Charles E. Porter
                                            Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.                   Patricia C. Flaherty
One Post Office Square                      Senior Vice President
Boston, MA 02109
                                            Lawrence J. Lasser
CUSTODIAN                                   Vice President
Putnam Fiduciary Trust Company
                                            Gordon H. Silver
LEGAL COUNSEL                               Vice President
Ropes & Gray
                                            James E. Erickson
INDEPENDENT ACCOUNTANTS                     Vice President
Coopers & Lybrand L.L.P.
                                            Blake E. Anderson
TRUSTEES                                    Vice President
George Putnam, Chairman
                                            Michael F. Bouscaren
William F. Pounds, Vice Chairman            Vice President and Fund Manager

Jameson Adkins Baxter                       William N. Shiebler
                                            Vice President
Hans H. Estin
                                            John R. Verani
John A. Hill                                Vice President

Elizabeth T. Kennan                         Paul M. O'Neil
                                            Vice President
Lawrence J. Lasser
                                            John D. Hughes
Robert E. Patterson                         Vice President and Treasurer

Donald S. Perkins                           Beverly Marcus
                                            Clerk and Assistant Treasurer
George Putnam, III

Eli Shapiro

A.J.C. Smith

W. Nicholas Thorndike

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV or to request Putnam's quarterly Closed-End Fund Commentary.

[LOGO: PUTNAM INVESTMENTS]                                 -------------
                                                           Bulk Rate
              THE PUTNAM FUNDS                             U.S. Postage
              One Post Office Square                       PAID
              Boston, Massachusetts 02109                  Putnam
                                                           Investments
                                                           -------------

21702-215      12/95